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                                                                   EXHIBIT 10.13


                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of October 12, 1999, by and between CacheFlow Inc. also known as Cache Flow, Inc. ("Borrower") and Silicon Valley Bank ("Bank").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be
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owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated October 13, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Revolving Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and a Committed Equipment Line in the original principal amount of Five Hundred Thousand Dollars ($500,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2.   DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is
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secured by the Collateral as described in the Loan Agreement. Additionally,
Borrower has agreed with Bank not to further encumber any of its Intellectual Property pursuant to a Negative Pledge Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.   Modification(s) to Loan Agreement
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          1.   Effective as of the date hereof, items (i) and (ii) of Subsection
               (a) of Section 2.3 entitled "Interest Rate, Payments" is hereby amended to read as follows:

               (i) Advances accrue interest on the outstanding principal balance at a per annum rate equal to 0.50 of one percentage point above the Prime Rate; (ii) Equipment Advances accrue interest on the outstanding principal balance at a per annum rate of 1.00 percentage point above the Prime Rate.

          2. The defined term "Borrowing Base" under Section 13.1 entitled "Definitions" is hereby amended in part to amend the percentage of Eligible Accounts to 75% (rather than 80%).

          3. The following defined term under Section 13.1 entitled "Definitions" is hereby amended to read as follows:

               "Revolving Maturity Date" is April 12, 2000.

4.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
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necessary to reflect the changes described above.

5.   PAYMENT OF LOAN FEE. Borrower shall pay to Bank a fee in the amount of Six
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Thousand Two Hundred Fifty Dollars ($6,250) (the "Loan Fee") plus all out-of-pocket expenses.

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6.   NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing
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below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.   CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing
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below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8.   CONDITIONS. The effectiveness of this Loan Modification Agreement is
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conditioned upon Borrower's payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                    BANK:

CACHEFLOW INC.                               SILICON VALLEY BANK

By: /s/ Bret Lawson                          By:
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Name: BRET LAWSON                            Name:
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Title: CONTROLLER AND C.A.O.                 Title:
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